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Exhibit 32.1

STATEMENT OF EXECUTIVE CHAIRMAN
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the "Form 10-K") of FVCBankcorp, Inc., I, David W. Pijor, Chairman and Chief Executive Officer, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

  (a)
  the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

  (b)
  the information contained in the Form 10-K fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company and its subsidiaries as of, and for, the periods presented in the Form 10-K.

Date: March 27, 2020	/s/ DAVID W. PIJOR David W. Pijor Chairman and Chief Executive Officer

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  Exhibit 32.1
STATEMENT OF EXECUTIVE CHAIRMAN PURSUANT TO 18 U.S.C. SECTION 1350